UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): June 1, 2011


                         Commission file number: 1-10024

                             BKF CAPITAL GROUP INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                                   36-0767530
 ------------------------------                   ------------------
State or other jurisdiction of                     (I.R.S. Employer
incorporation or organization                     Identification No.)


              225 N.E. Mizner, Suite 400 Boca Raton, Florida 33432
             ------------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)


                                 (561) 362-4199
               --------------------------------------------------
               (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 8 - Other Events.

Item 8.01 Other Events.

       On June 1, 2011, BKF Capital Group, Inc. (the "Company") issued a press release announcing that the Company is pursuing an updated corporate strategy, whereby the Company's is actively seeking to acquire business targets that show growth characteristics at a reasonable valuation or to purchase controlling equity positions in such business targets. A copy of the Company's press release is attached to this report as Exhibit 99.1.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

         (d) Exhibits.

         The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit
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99.1     Press Release, dated June 1, 2011.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, BKF Capital Group, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2011

                                           BKF CAPITAL GROUP, INC.
                                                 (Registrant)


                                       By: /s/ STEVEN N. BRONSON
                                           ----------------------------
                                           Steven N. Bronson, President